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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on the Post-Effective Amendment No. 3 on Form S-3 to Form SB-2 (No. 333-37725) and Form S-8 (No. 333-73207) of Princeton Video Image, Inc. of our report dated September 24, 1999 relating to the financial statements which appear in this Form 10-KSB.

PricewaterhouseCoopers LLP


Florham Park, NJ
September 24, 1999